UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2021

ACAMAR PARTNERS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38818	83-2456129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Brickell Avenue, Suite 2130

Miami, Florida 33131

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (786) 264-6680

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	ACAMU	The Nasdaq Capital Market LLC
Class A common stock, par value $0.0001 per share	ACAM	The Nasdaq Capital Market LLC
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	ACAMW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously announced, on October 21, 2020, Acamar Partners Acquisition Corp., a Delaware corporation (the “Company” or “Acamar Partners”), Acamar Partners Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and CarLotz, Inc., a Delaware corporation (“CarLotz”), entered into an Agreement and Plan of Merger (as amended by Amendment No. 1, dated December 16, 2020, the “Merger Agreement”), pursuant to which the Company will acquire CarLotz by the merger of Merger Sub with and into CarLotz, with CarLotz continuing as the surviving entity and a wholly owned subsidiary of the Company (the “Merger”).

In connection with the Special Meeting (as defined below) and the Merger, holders of 2,493 shares of the Company’s Class A common stock, or 0.01% of the shares with redemption rights, exercised their right to redeem their shares for cash at a redemption price of $10.174 per share, for an aggregate redemption amount of $25,364.71.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 20, 2021, the Company held a special meeting in lieu of the 2020 annual meeting of stockholders (the “Special Meeting”) via remote communication to vote on the following proposals: (1) a proposal to adopt the Merger Agreement and the transactions contemplated thereby (the “Business Combination Proposal” or “Proposal No. 1”); (2) separate proposals to approve the following material differences between the proposed amended and restated certificate of incorporation of Acamar Partners (the “proposed charter”) that will be in effect upon the closing of the Merger and Acamar Partners’ current certificate of incorporation (the “existing charter”) (collectively, the “Charter Proposals”): (i) a proposal to increase the number of authorized shares of Acamar Partners Class A common stock (“Proposal No. 2”); (ii) a proposal to create an additional class of directors so that there will be three classes of directors with staggered terms of office and make related changes (“Proposal No. 3”); (iii) a proposal to provide that subject to the rights granted to certain stockholders pursuant to the that certain Stockholders Agreement to be entered into at the effective time of the Merger, directors may be removed from office only for cause and only by the affirmative vote of holders of at least 66⅔% of the outstanding shares entitled to vote thereon (“Proposal No. 4”); (iv) a proposal to provide that an affirmative vote by the holders of at least 66⅔% of the total voting power of the outstanding shares entitled to vote thereon be required to amend, alter, change or repeal or adopt most charter provisions (“Proposal No. 5”); (v) a proposal to provide that an affirmative vote by the holders of at least 66⅔% of the total voting power of the outstanding shares entitled to vote be required to amend, alter, change or repeal the bylaws ( “Proposal No. 6”); (vi) a proposal to provide that certain transactions are not “corporate opportunities” and that certain stockholders and their affiliates be not subject to the doctrine of corporate opportunity (“Proposal No. 7”); (vii) a proposal to provide for additional changes to the proposed charter, principally including changing Acamar Partners’ name from “Acamar Partners Acquisition Corp.” to “CarLotz, Inc.” and removing provisions applicable only to special purpose acquisition companies (“Proposal No. 8”); and (viii) conditioned upon the approval of Proposal No. 2, Proposal No. 3, Proposal No. 4, Proposal No. 5, Proposal No. 6, Proposal No. 7 and Proposal No. 8, a proposal to approve the proposed charter, which includes the approval of all other changes in the proposed charter in connection with replacing the existing charter with the proposed charter as of the effective time of the Merger (“Proposal No. 9” and, collectively with Proposals 2 through 8, the “Charter Proposals”); (3) a proposal to approve: (i) for purposes of complying with Nasdaq Listing Rule 5635(a) and (b), the issuance of more than 20% of the Company’s issued and outstanding common stock and the resulting change of control in connection with the Merger; and (ii) for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to 12,500,000 shares of Acamar Partners Class A common stock in connection with the sale of such shares to certain investors in a private placement (the “PIPE Investment”), upon the completion of the Merger (the “Nasdaq Proposal” or “Proposal No. 10”); (4) a proposal to approve and adopt the 2020 Incentive Award Plan of the Company, including the authorization of the initial share reserve thereunder (the “Incentive Plan Proposal” or “Proposal No. 11”); (5) a proposal to elect, effective as of and subject to the effective time of the Merger, David R. Mitchell, Luis Ignacio Solorzano Aizpuru and Kimberly H. Sheehy as Class I directors, Michael W. Bor, Steven G. Carrel and James E. Skinner as Class II directors and Linda B. Abraham and Sarah M. Kauss as Class III directors to serve on the board of directors of the Company in accordance with the proposed charter, until the 2021, 2022 and 2023 annual meetings of stockholders, respectively, and until their respective successors are duly elected and qualified or until their earlier resignation, removal or death (the “Director Election Proposal” or “Proposal No. 12”); and (6) a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Business Combination Proposal, the Charter Proposals, the Nasdaq Proposal, the Incentive Plan Proposal or the Director Election Proposal, or holders of Acamar Partners Class A common stock have elected to redeem a number of shares such that Acamar Partners would have less than $5,000,001 of net tangible assets or would not have at least $175,000,000 of cash or cash equivalents on a consolidated basis as of immediately prior to the closing of the Merger after giving effect to the PIPE Investment of $125,000,000 and all redemptions but without giving effect to the other transactions contemplated in the Merger Agreement (the “Adjournment Proposal” or “Proposal No. 13”).

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The Adjournment Proposal was not presented at the Special Meeting because there were enough votes to approve the Business Combination Proposal, the Charter Proposals, the Nasdaq Proposal, the Incentive Plan Proposal and the Director Election Proposal.

Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders of the Company at the Special Meeting.

Proposal No. 1. A proposal to adopt the Merger Agreement and approve the transactions contemplated thereby.

For	Against	Abstain	Broker Non-Votes
24,746,212	1,200	5,177	0

Proposal No. 2. A proposal to increase the number of authorized shares of Acamar Partners Class A common stock.

For	Against	Abstain	Broker Non-Votes
24,737,923	8,652	6,014	0

Proposal No. 3. A proposal to create an additional class of directors so that there will be three classes of directors with staggered terms of office and make related changes.

For	Against	Abstain	Broker Non-Votes
23,307,019	1,439,323	6,247	0

Proposal No. 4. A proposal to provide that subject to the rights granted to certain stockholders pursuant to the Stockholders Agreement to be entered into at the effective time of the Merger, directors may be removed from office only for cause and only by the affirmative vote of holders of at least 66⅔% of the outstanding shares entitled to vote thereon.

For	Against	Abstain	Broker Non-Votes
23,223,901	1,522,264	6,424	0

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Proposal No. 5. A proposal to provide that an affirmative vote by the holders of at least 66⅔% of the total voting power of the outstanding shares entitled to vote thereon is required to amend, alter, change or repeal or adopt most charter provisions.

For	Against	Abstain	Broker Non-Votes
23,332,121	1,414,954	5,514	0

Proposal No. 6. A proposal to provide that an affirmative vote by the holders of at least 66⅔% of the total voting power of the outstanding shares entitled to vote is required to amend, alter, change or repeal the bylaws.

For	Against	Abstain	Broker Non-Votes
23,331,011	1,414,864	6,714	0

Proposal No. 7. A proposal to provide that certain transactions are not “corporate opportunities” and that certain stockholders and their affiliates are not subject to the doctrine of corporate opportunity.

For	Against	Abstain	Broker Non-Votes
23,296,263	1,346,104	110,222	0

Proposal No. 8. A proposal to provide for additional changes to the proposed charter, principally including changing Acamar Partners’ name from “Acamar Partners Acquisition Corp.” to “CarLotz, Inc.” and removing provisions applicable only to special purpose acquisition companies.

For	Against	Abstain	Broker Non-Votes
24,740,189	7,223	5,177	0

Proposal No. 9. A proposal, conditioned upon the approval of Proposal No. 2, Proposal No. 3, Proposal No. 4, Proposal No. 5, Proposal No. 6, Proposal No. 7 and Proposal No. 8, to approve the proposed charter, which includes the approval of all other changes in the proposed charter in connection with replacing the existing charter with the proposed charter as of the effective time of the Merger.

For	Against	Abstain	Broker Non-Votes
23,401,456	1,344,356	6,777	0

Proposal No. 10. A proposal to approve: (i) for purposes of complying with Nasdaq Listing Rule 5635(a) and (b), the issuance of more than 20% of the Company’s issued and outstanding common stock and the resulting change of control in connection with the Merger; and (ii) for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to 12,500,000 shares of Acamar Partners Class A common stock in connection with the PIPE Investment, upon the completion of the Merger.

For	Against	Abstain	Broker Non-Votes
24,734,773	12,039	5,777	0

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Proposal No. 11. A proposal to approve and adopt the 2020 Incentive Award Plan of the Company, including the authorization of the initial share reserve thereunder.

For	Against	Abstain	Broker Non-Votes
23,185,051	1,554,256	13,282	0

Proposal No. 12. A proposal to elect, effective as of and subject to the effective time of the Merger, David R. Mitchell, Luis Ignacio Solorzano Aizpuru and Kimberly H. Sheehy as Class I directors, Michael W. Bor, Steven G. Carrel and James E. Skinner as Class II directors and Linda B. Abraham and Sarah M. Kauss as Class III directors to serve on the board of directors of the Company in accordance with the proposed charter, until the 2021, 2022 and 2023 annual meetings of stockholders, respectively, and until their respective successors are duly elected and qualified or until their earlier resignation, removal or death.

Director	For	Against	Abstain	Broker Non-Votes
	Class I directors
David R. Mitchell	24,740,716	0	11,873	0
Luis Ignacio Solorzano Aizpuru	22,960,454	0	1,792,135	0
Kimberly H. Sheehy	24,740,740	0	11,849	0
	Class II directors
Michael W. Bor	24,695,628	0	56,961	0
Steven G. Carrel	24,740,716	0	11,873	0
James E. Skinner	24,740,711	0	11,878	0
	Class III directors
Linda B. Abraham	24,746,740	0	5,849	0
Sarah M. Kauss	24,746,240	0	6,349	0

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACAMAR PARTNERS ACQUISITION CORP.

Dated: January 20, 2021	By:	/s/ Luis Ignacio Solorzano Aizpuru
	Name:	Luis Ignacio Solorzano Aizpuru
	Title:	Chief Executive Officer

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